[LOGO OMITTED] stadion funds

                Stadion Managed Portfolio - CUSIP 85235B103, NASDAQ Symbol ETFFX Stadion Core Advantage Portfolio - CUSIP 85235B202, NASDAQ Symbol ETFRX

PROSPECTUS                                                       OCTOBER 1, 2008
                                                        (REVISED APRIL 28, 2009)
================================================================================

                            STADION MANAGED PORTFOLIO

                        STADION CORE ADVANTAGE PORTFOLIO


                              EACH A SERIES OF THE
                            STADION INVESTMENT TRUST

================================================================================


This prospectus includes information about the STADION MANAGED PORTFOLIO (formerly the PMFM Managed Portfolio Trust) and STADION CORE ADVANTAGE PORTFOLIO (formerly the PMFM Core Advantage Portfolio Trust) (each a "Fund" and collectively, the "Funds") that you should know before investing. This prospectus relates to Class A shares, which is the only class of shares currently offered by the Funds. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-866-383-7636.


                               INVESTMENT ADVISOR
                               ------------------

                         STADION MONEY MANAGEMENT, INC.
                             1061 Cliff Dawson Road
                           Watkinsville, Georgia 30677


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These  securities  have not been approved or  disapproved  by the Securities and
Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----

ADVISOR'S INVESTMENT APPROACH..............................................   1

INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS..........................   2

   STADION MANAGED PORTFOLIO...............................................   2

   STADION CORE ADVANTAGE PORTFOLIO........................................   3

   ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS.....................   4

PRINCIPAL RISKS OF INVESTING IN THE FUNDS..................................   5

PERFORMANCE HISTORY........................................................   8

FEES AND EXPENSES OF THE FUNDS.............................................  11

MANAGEMENT OF THE FUNDS....................................................  13

   INVESTMENT ADVISOR......................................................  13

   BOARD OF TRUSTEES.......................................................  15

   ADMINISTRATOR AND TRANSFER AGENT........................................  15

   DISTRIBUTOR AND DISTRIBUTION OF SHARES..................................  15

INVESTING IN THE FUNDS.....................................................  16

   MINIMUM INVESTMENT......................................................  16

   PURCHASE AND REDEMPTION PRICE...........................................  17

   DETERMINING NET ASSET VALUE.............................................  19

   PURCHASING SHARES.......................................................  21

   EXCHANGING SHARES.......................................................  24

   REDEEMING  SHARES.......................................................  25

   FREQUENT TRADING POLICIES...............................................  27

DISTRIBUTIONS..............................................................  29

FEDERAL TAXES..............................................................  29

FINANCIAL HIGHLIGHTS.......................................................  30

CUSTOMER PRIVACY POLICY....................................................  33

ADDITIONAL INFORMATION...........................................    BACK COVER

ADVISOR'S INVESTMENT APPROACH
================================================================================

In allocating the Funds' assets, the Funds' investment advisor, Stadion Money Management, Inc. (the "Advisor"), uses a proprietary, quantitatively driven asset allocation model to determine a weighted average score for "market risk" based on a combination of factors selected by the Advisor, such as technical and fundamental indicators. Examples of technical and fundamental indicators examined by the Advisor include:

      o     Market breadth;

      o     Trend determination;

      o     Sector analysis;

      o     Interest rates; and

      o     Relative strength/performance.

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a quantitative determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Advisor's investment philosophy emphasizes purchasing exchange-traded funds, or ETFs (see sidebar). The Advisor believes ETFs are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). In general, ETFs may be bought and sold any time on any business day. The Advisor emphasizes active management of cash and cash equivalent positions ("Cash Positions") to remain invested when it believes markets are overvalued or have too high of a risk.

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WHAT IS AN  EXCHANGE-TRADED  FUND (ETF)? An ETF is a fund that holds a portfolio of common  stocks or bonds  designed to track the  performance  of a  securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.
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                                       1

Each of the Funds applies the Advisor's general investment approach by investing primarily in ETFs and Cash Positions. However, each Fund is designed for different types of investors, as described below:

      o STADION MANAGED PORTFOLIO (the "Managed Fund") is more conservative than the Stadion Core Advantage Portfolio (the "Core Advantage Fund"). Therefore, the Managed Fund generally will move out of markets and market sectors before the Core Advantage Fund when the Advisor's analysis and allocation model suggests those markets or market sectors have become or are becoming risky. Likewise, the Managed Fund generally will invest in markets or market sectors after the Core Advantage Fund when the Advisor's analysis and allocation model suggests that those markets or market sectors have become or are becoming low risk and offer opportunities for growth.

      o STADION CORE ADVANTAGE PORTFOLIO (the "Core Advantage Fund") uses a "core-satellite" approach by investing generally 50% of the Fund's assets in broad-based U.S. or international market indexes (the "core" position) and 50% of the Fund's assets in market sector indexes (the "satellite" position). The core position will always be invested in core index market positions, but the selected indexes and allocation between the different indexes will change from time to time based on the Advisor's analysis and allocation models. The satellite position will be adjusted based upon an allocation model and risk-based ranking system similar to that of the Managed Fund, but with a primary focus on investments in market sectors and the use of sector rotation.

The Funds' investment objectives, principal investment strategies, principal risks of investing, and fees and expenses are described in greater detail on the following pages.

INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS
================================================================================

STADION MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Managed Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Managed Fund invests primarily in ETFs and Cash Positions. As explained above, the Managed Fund will generally sell interests or reduce investment exposure in equity or bond markets or market sectors before the Core Advantage Fund when the Advisor's asset allocation model and risk analysis indicates that such markets have become or are becoming risky. Therefore, the Managed Fund will generally buy interests or increase investment exposure in stock market index-based ETFs, sector-based ETFs, and similar securities after the Core Advantage Fund when the Advisor's asset allocation model and risk analysis indicates that they are at low risk of losing value and present opportunities for growth.

In general, the Managed Fund will be substantially invested in ETFs tracking equity markets or market sectors when the Advisor believes its asset allocation model indicates that the applicable market or sector is likely to appreciate. The Managed Fund may be substantially invested in fixed-income ETFs, Cash Positions, and similar securities when the Advisor believes its asset allocation model indicates significant risks in the equity markets of losing value.

STADION CORE ADVANTAGE PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Core Advantage Fund is to seek capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Core Advantage Fund invests primarily in ETFs and Cash Positions. As explained above, the Core Advantage Fund utilizes a core and satellite investment strategy. The Core Advantage Fund will invest generally as follows:

      o THE CORE POSITION. Approximately 50% of the Core Advantage Fund's assets will be invested in broad-based market index positions, such as the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid-Cap Index, the Dow Jones Industrial Index, and the EAFE (Europe, Australia and Far East) Index (each a "Broad Market Index"). These Broad Market Indexes are designed to reflect the performance of different types of markets (e.g., the U.S. equity market or foreign markets). Through the core position, the Core Advantage Fund will be exposed to the performance of selected U.S. and international equity markets as a whole. The percentage of the Core Advantage Fund invested in different Broad Market Indexes may change from time to time as the Advisor deems appropriate or necessary based on its analysis and allocation models.

      o THE SATELLITE POSITION. Approximately 50% of the Core Advantage Fund's assets will be invested primarily in market sector index positions (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.) and Cash Positions using an allocation model and risk-based ranking system similar to the Managed Fund. The satellite position will not be designed to hedge the core position; however, some investment positions may hedge a portion of the core position.

The Core Advantage Fund will seek to blend the benefits of the market exposure gained through investing in Broad Market Indexes with the benefits of an actively managed market-sector rotation investing strategy. Under this approach, generally one half of the Core Advantage Fund will be invested in broad-based U.S. and foreign equity markets as a whole and one half of the Core Advantage Fund will be actively managed in market sector positions selected by the Advisor in an attempt to outperform the equity markets.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Each Fund may invest in any type of ETF, including index based ETFs, sector based ETFs, and fixed income ETFs. Each Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to legal limitations, the Funds will be prevented from purchasing more than 3% of an ETF's outstanding shares unless: (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Funds; and
(ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order.

In cases where these legal limits prevent a Fund from buying a particular ETF, the Fund may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Fund may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Funds may invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

While the primary focus of the Managed Fund and the satellite portion of the Core Advantage Fund is allocation of their assets among ETFs and Cash Positions, each Fund has the flexibility to invest in equity securities and other types of securities when the Advisor believes they offer more attractive opportunities. Accordingly, the Funds may hold positions in common stocks of domestic and foreign companies and corporate and/or government bonds from time to time. In addition, as part of its principal investment strategy, each Fund may invest up to 100% of its portfolio in Cash Positions.

TEMPORARY DEFENSIVE POSITIONS. Each of the Funds may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. In such circumstances, the applicable Fund may also hold up to 100% of its portfolio in Cash Positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

ADDITIONAL INFORMATION. Whether the Funds are an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
================================================================================

An investment in either Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that either Fund will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks:

MARKET RISK: Market risk refers to the risk that the value of securities in the Funds' portfolios may decline due to daily fluctuations in the securities markets generally. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Funds' portfolios) may decline, regardless of their long-term prospects.

MANAGEMENT STYLE RISK: The share price of each Fund changes daily based on the performance of the securities in which it invests. The ability of the Funds to meet their investment objectives is directly related to the Advisor's allocation of the Funds' assets. The Advisor's judgments about the attractiveness, value, and potential appreciation of particular investments in which the Funds invest may prove to be incorrect and there is no guarantee that the Advisor's judgment will produce the desired results. In addition, the Advisor may allocate the Funds' assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Funds' value may be adversely affected.

RISKS RELATED TO "FUND OF FUNDS" STRUCTURE: Each Fund is a "fund of funds." The term "fund of funds" is typically used to describe investment companies, such as the Funds, whose primary investment strategy involves investing in other investment companies, such as ETFs and Other Investment Companies. Under the Investment Company Act of 1940 (the "1940 Act"), the Funds may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Funds and their affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding shares unless (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Funds; and (ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Funds from allocating their investments in the manner the Advisor considers optimal, or cause the Advisor to select Other Investment Companies, Stock Baskets or other equity securities as alternatives to the investment the Advisor considers optimal.

Since each Fund is a "fund of funds," your cost of investing in the Funds will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions to you and therefore may increase the amount of taxes payable by you. The Funds are best suited for long-term investors.

RISKS RELATED TO ETF NAV AND MARKET PRICE: The market value of an ETF's shares may differ from its net asset value ("NAV"). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV.

SECTOR RISK: Another area of risk involves the potential focus of a Fund's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Funds may invest in more heavily will vary.

TRACKING RISK: Investment in each Fund should be made with the understanding that the ETFs and Other Investment Companies in which the Funds invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and Other Investment Companies in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or Other Investment Companies may, from time to time, temporarily be unavailable, which may further impede the ETFs' and Other Investment Companies' ability to track their applicable indices.

FIXED INCOME RISK: There are risks associated with the potential investment of a Fund's assets in fixed income investments, which include credit risk, interest risk, and maturity risk. These risks could affect the value of a particular investment by a Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Funds' Statement of Additional Information ("SAI").

FOREIGN SECURITIES RISK: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the SAI.

RISKS RELATED TO PORTFOLIO TURNOVER: Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. A higher portfolio turnover indicates a greater number of changes, and a lower portfolio turnover indicates a smaller number of changes. The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell their portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders are taxed on short-term capital gains at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for each Fund is expected to be significantly greater than 100%.

SMALL CAPITALIZATION COMPANIES RISK: Each Fund may, at any given time, invest a significant portion of its assets in securities with small capitalization (i.e., companies with less than $1 billion in capitalization). Investing in the securities of small capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies.

PERFORMANCE HISTORY
================================================================================

STADION MANAGED PORTFOLIO

The bar chart and performance table shown below provide some indication of the risks of investing in the Managed Fund by showing the changes in the performance of the Fund's Class A shares for each full calendar year since their commencement of operations, and by showing how the average annual total returns of the Fund's Class A shares compare with those of a broad measure of market performance. The Managed Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              CALENDAR YEAR RETURNS

                               [BAR CHART OMITTED]

                                  2007    7.59%

* The bar chart does not reflect sales charges or the impact of any taxes. If it did, returns would have been less than those shown.

o During the period shown in the bar chart above, the highest return for a calendar quarter was 4.82% (quarter ended June 30, 2007).

o During the period shown in the bar chart above, the lowest return for a calendar quarter was -1.82% (quarter ended March 31, 2007).

o     The 2008 calendar year-to-date return was -2.98% through June 30, 2008.

The table below shows how the average annual total returns of the Managed Fund's Class A shares compare to those of the S&P 500 Index and to a blend of 80% S&P 500 Index/20% Lehman Brothers U.S. Aggregate Bond Index. The table also presents the impact of taxes on the Managed Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Managed Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -
CLASS A SHARES (FOR PERIODS ENDED                             SINCE INCEPTION
DECEMBER 31, 2007)(1)                           1 YEAR      (SEPTEMBER 15, 2006)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                              1.42%              6.38%
RETURN AFTER TAXES ON DISTRIBUTIONS             -1.46%              3.34%
RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUND SHARES                     0.93%              3.69%
--------------------------------------------------------------------------------

S&P 500 INDEX(2)                                 5.49%             10.67%

80% S&P 500 INDEX/20% LEHMAN
BROTHERS U.S. AGGREGATE BOND INDEX(2)            5.88%             10.04%
--------------------------------------------------------------------------------

(1) Returns for the Managed Fund reflect the deduction of the maximum front-end sales load of 5.75%.

(2) The S&P 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. You cannot invest directly in these indices. These indices do not pay any commissions, expenses, or taxes.

STADION CORE ADVANTAGE PORTFOLIO

The bar chart and performance table shown below provide some indication of the risks of investing in the Core Advantage Fund by showing the changes in the performance of the Fund's Class A shares for each full calendar year since their commencement of operations, and by showing how the average annual total returns of the Fund's Class A shares compare with those of a broad measure of market performance. The Core Advantage Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              CALENDAR YEAR RETURNS

                               [BAR CHART OMITTED]

                                  2007    6.98%

* The bar chart does not reflect sales charges or the impact of any taxes. If it did, returns would have been less than those shown.

o During the period shown in the bar chart above, the highest return for a calendar quarter was 5.94% (quarter ended June 30, 2007).

o During the period shown in the bar chart above, the lowest return for a calendar quarter was -0.18% (quarter ended March 31, 2007).

o     The 2008 calendar year-to-date return was -7.14% through June 30, 2008.

The table below shows how the average annual total returns of the Core Advantage Fund's Class A shares compare to those of the S&P 500 Index and to a blend of 80% S&P 500 Index/20% Lehman Brothers U.S. Aggregate Bond Index. The table also presents the impact of taxes on the Core Advantage Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold Core Advantage Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -
CLASS A SHARES (FOR PERIODS ENDED                             SINCE INCEPTION
DECEMBER 31, 2007) (1)                          1 YEAR      (SEPTEMBER 15, 2006)

RETURN BEFORE TAXES                              0.82%              6.25%
RETURN AFTER TAXES ON DISTRIBUTIONS              0.03%              5.60%
RETURN AFTER TAXES ON DISTRIBUTIONS
       AND SALE OF FUND SHARES                   1.02%              5.11%
--------------------------------------------------------------------------------

S&P 500 INDEX(2)                                 5.49%             10.67%

80% S&P 500 INDEX/20% LEHMAN
BROTHERS U.S. AGGREGATE BOND INDEX(2)            5.88%             10.04%
--------------------------------------------------------------------------------

(1) Returns for the Core Advantage Fund reflect the deduction of the maximum front-end sales load of 5.75%.

(2) The S&P 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes.

FEES AND EXPENSES OF THE FUNDS
================================================================================

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price)..............................    5.75%(1)

Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of the lower of the
   amount purchased or redeemed)....................................     None(2)

Redemption Fee......................................................     None

Exchange Fee .......................................................     None

                         ANNUAL FUND OPERATING EXPENSES
                    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------

                                       29

                                                                          CORE
                                                           MANAGED     ADVANTAGE
                                                            FUND          FUND
                                                           -------     ---------

Management Fees........................................      1.25%        1.25%
Distribution and/or Service (12b-1) Fees(3)............      0.25%        0.25%
Other Expenses.........................................      0.37%        0.67%
Acquired Fund Fees and Expenses(4).....................      0.13%        0.17%
                                                            ------       ------
   TOTAL ANNUAL FUND OPERATING EXPENSES(5).............      2.00%        2.34%
                                                            ======       ======

(1) The initial sales charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.

(2) A contingent deferred sales charge of 1.00% is imposed on shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

(3) The 12b-1 fee is designed to permit investors to purchase shares of the Funds through broker-dealers, banks, insurance companies, and other financial intermediaries. The 12b-1 fee may be used to compensate these entities for ongoing recordkeeping and administrative services that would otherwise be performed by the Funds' administrator or transfer agent.

(4) Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by each Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

(5) The Advisor has entered into Expense Limitation Agreements with the Funds under which it has agreed to waive its fees and to assume other expenses of a Fund, if necessary, in an amount that limits each Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.70% of the average daily net assets of the Managed Fund and 2.25% of the average daily net assets of the Core Advantage Fund for the fiscal year ending May 31, 2009. It is expected that the Expense Limitation Agreements will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Funds. The Funds' Total Annual Fund Operating Expenses reflected in the table above are higher than the ratios of expenses to average net assets found in each Fund's financial highlights (see Financial Highlights beginning on page 30 of this Prospectus) because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, which are not operating expenses of the Funds under generally accepted accounting principles.

EXAMPLE

This example shows you the expenses that you may pay over time by investing in shares of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. This example assumes the following conditions:

      (1) You invest $10,000 in one or more of the Funds for the periods shown;

      (2)   You reinvest all dividends and distributions;

      (3)   You redeem all of your shares at the end of those periods;

      (4)   You earn a 5% total return; and

      (5)   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs would be under the conditions listed above.

--------------------------------------------------------------------------------
PERIOD INVESTED              1 YEAR        3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Managed Fund                  $ 766        $ 1,166      $ 1,591      $ 2,768

Core Advantage Fund           $ 798        $ 1,263      $ 1,753      $ 3,095

--------------------------------------------------------------------------------

The maximum initial sales charge is included in these calculations.

MANAGEMENT OF THE FUNDS
================================================================================

INVESTMENT ADVISOR

The Funds' investment advisor is Stadion Money Management, Inc. (formerly PMFM, Inc.), 1061 Cliff Dawson Road, Watkinsville, Georgia, 30677. The Advisor serves in that capacity pursuant to investment advisory contracts with the Stadion Investment Trust (the "Trust") on behalf of the Funds. Subject to the authority of the Trust's Board of Trustees (the "Board"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board, and provides certain executive personnel to the Funds.

The Advisor, organized as a Georgia corporation, is controlled by Timothy Allen Chapman. The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1991. As of June 30,

2008, the Advisor had approximately $1.12 billion in assets under management.

PORTFOLIO MANAGEMENT TEAM. The Funds are managed by a portfolio management team consisting of Mr. Chapman, Judson P. Doherty, CFA, and Gregory L. Morris, that has managed the Funds since the inception of the Funds' Class A shares on September 15, 2006.

Mr. Chapman is a co-founder of the Advisor and has served as its Secretary and Treasurer since 1993. Mr. Chapman was also a co-founder and Vice President of MurphyMorris Money Management Co., an investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005. Mr. Chapman studied Economics at the University of Georgia and has been in the investment business since 1981.

Mr. Doherty joined the Advisor in 2001 and has served as its President since December 2007. He also serves as President and Chief Compliance Officer of the Trust and Chief Compliance Officer and Chief Financial Officer of the Advisor. Mr. Doherty received his Bachelor of Arts degree in Economics from Vanderbilt University in 1991. Mr. Doherty also holds the Chartered Financial Analyst designation. He has over 14 years experience in the investment consulting business, with an emphasis on mutual fund evaluation.

Mr. Morris is a portfolio manager for the Advisor and has served in that capacity since joining the Advisor in November 2004. In addition, Mr. Morris serves as Chairman of the Board of Trustees of the Trust. Mr. Morris was a principal of MurphyMorris Money Management Co. from 2000 to 2005 and served as a Trustee, Vice President, and Treasurer of MurphyMorris Investment Trust. Mr. Morris received his Bachelor of Science degree in Aerospace Engineering from the University of Texas in 1971. Mr. Morris also graduated from the U.S. Navy Fighter Weapons School known as Top Gun. He has over 22 years experience in the investment consulting business.

Additional  information  about  the  portfolio  managers'  compensation,   other
accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds is available in the SAI.

ADVISOR COMPENSATION. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation from each Fund at the annual rate of 1.25% of its average daily net assets.

EXPENSE LIMITATION AGREEMENT. The Advisor has entered into an Expense Limitation Agreement with respect to each of the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits each Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.70% of the average daily net assets of the Managed Fund and 2.25% of the average daily net assets of the Core Advantage Fund for the fiscal year ending May 31, 2009. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreements at any time. The Advisor may also terminate a Fund's Expense Limitation Agreement at the end of the then-current term upon not less than 90 days' notice to the Trust, as set forth in the Expense Limitation Agreement.

DISCLOSURE REGARDING ADVISORY AGREEMENT APPROVAL. A discussion regarding the basis for the Board's approval of the investment advisory agreement for the Funds for a two year period ending March 21, 2009 is available in the Funds' semiannual report to shareholders for the six months ended November 30, 2006. You may obtain a copy of the semiannual report, without charge, upon request to the Funds.

BOARD OF TRUSTEES

Each of the Funds is a series of the Trust, an open-end management investment company, organized as a Delaware statutory trust on February 28, 2003. The Board supervises the operations of the Funds according to applicable state and federal law, and is responsible for the overall management of the Funds' business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds' administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor") is the principal underwriter of the Funds' shares and serves as the exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

DISTRIBUTION OF SHARES. Each Fund has adopted a Distribution Plan (each a "Plan") in accordance with Rule 12b-1 under the 1940 Act that allows each Fund to pay for certain expenses related to the distribution of its shares ("12b-1 fees"), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund's average daily net assets. In the event a Plan is terminated by a Fund in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor may make payments to dealers and other persons in addition to the 0.25% fee described above. Because 12b-1 fees are paid out of each Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES. In addition to the 12b-1 fees and the investment advisory fees, each Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; fees of the Funds' administrator and transfer agent; bank transaction charges and custodian fees; proxy solicitors' fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each Fund on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

INVESTING IN THE FUNDS
================================================================================

MINIMUM INVESTMENT

Shares of each Fund are sold subject to a maximum sales charge of 5.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value ("NAV"). Shares may be purchased directly from the Funds or through any broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Funds may, at the Advisor's sole discretion, accept accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

SALES CHARGES. The public offering price of shares of the Funds is the NAV per share plus a sales charge. The Distributor receives this sales charge and may reallow it as follows:

--------------------------------------------------------------------------------
                                                   SALES CHARGE      DEALER
                                   SALES CHARGE      AS % OF       REALLOWANCE
AMOUNT OF INVESTMENT              AS % OF PUBLIC    NET AMOUNT    AS % OF PUBLIC
(AT PUBLIC OFFERING PRICE)        OFFERING PRICE     INVESTED     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $25,000                      5.75%           6.10%          5.25%
$25,000 but less than $50,000          5.00%           5.26%          4.50%
$50,000 but less than $100,000         4.50%           4.71%          4.00%
$100,000 but less than $250,000        3.50%           3.63%          3.00%
$250,000 but less than $500,000        2.50%           2.56%          2.25%
$500,000 but less than $750,000        2.00%           2.04%          1.75%
$750,000 but less than $1,000,000      1.50%           1.52%          1.30%
$1,000,000 or more*                    None            None           None

* A contingent deferred sales charge of 1.00% is imposed on certain shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of NAV at the time of purchase or redemption, whichever is less.

From time to time, dealers who receive reallowances from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Advisor, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of the Funds.

REDUCED SALES CHARGES. Consistent with the policies in this Prospectus, certain investments may be combined for purposes of purchasing shares with a lower sales charge.

      o AGGREGATING ACCOUNTS. Investors and members of the same family may aggregate investments in shares held in all accounts (e.g., non-retirement and retirement accounts) with the Funds and/or with financial intermediaries in order to obtain a reduced sales charge.

      o CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of shares of both Funds. This privilege may be modified or eliminated at any time by the Trust without notice.

      o RIGHTS OF ACCUMULATION. The sales charge applicable to a purchase of shares by an investor is determined by adding the purchase price of the shares to be purchased, including any concurrent purchases as described above, to the aggregate value of shares of the Funds previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing shares with an aggregate value of $50,000 and who currently owns shares of the Funds with an aggregate value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

      o LETTER OF INTENT. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the account application. Information about the "Letter of Intent" procedures, including its terms, is contained in the SAI and on the account application.

      o GROUP PLANS. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

WAIVED SALES CHARGES. Under certain conditions, shares of the Funds may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

      o Employee benefit plans having more than 25 eligible employees or a minimum investment of $250,000 in the Funds.

      o Employees of dealers that are members of the Financial Industry Regulatory Authority ("FINRA"), members of their immediate families, and their employee benefit plans.

      o Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees.

      o Participants in "no transaction fee" programs of discount brokerages that maintain an omnibus account with the Funds.

      o Individuals investing distributions from tax-deferred savings and retirement plans.

      o Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The  Advisor  may also  waive  applicable  sales  charges  under  certain  other
conditions.   Please  contact  the  Advisor  or  the  Distributor  to  determine eligibility for waived sales charges.

ADDITIONAL INFORMATION ABOUT SALES CHARGES. Information regarding the Funds' sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares is not available on the Funds' website since the Funds' website contains limited information. Further information is available by calling the Funds at 1-866-383-7636.

DETERMINING NET ASSET VALUE

The price at which you purchase or redeem shares is based on the next calculation of a Fund's NAV after an order is received in proper form by the Fund. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the "proper form" for purchase and redemption orders, respectively. Each Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. Each Fund's NAV per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of each Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalization, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds' NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds' NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Funds' administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds' policies regarding fair value pricing are intended to result in a calculation of a Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Funds' normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Funds' normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Funds' normal pricing procedures. The performance of the Funds may also be affected if a portfolio security's fair value price were to differ from the security's price using the Funds' normal pricing procedures. The Trustees monitor and evaluate the Funds' use of fair value pricing, and periodically review the results of any fair valuation under the Funds' policies. To the extent the assets of the Funds are invested in other open-end investment companies that are registered under the 1940 Act, the Funds' NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

PURCHASING SHARES

OPENING AN ACCOUNT

BY MAIL. To open a new account by mail:

      o     Complete and sign the account application.

      o     Enclose a check payable to the applicable Fund.

      o Mail the application and the check to the Trust's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") at the following address:

                  Stadion Funds
                  c/o Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Payments for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by a Fund or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier's checks less than $10,000, traveler's checks, credit card checks, "starter" checks or post-dated checks.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

BY  WIRE.  To  open  a  new  account  by  wire,   call  the  Transfer  Agent  at
1-866-383-7636. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and delivered (by telecopy or mail) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

            U.S. Bank, N.A. ABA # 042000013
            Attention: [Insert Name of Fund]
            Credit Account # 130107148277
            For Further Credit To:  [Insert Name(s) on Your Account]
                                    [Insert Your Account Number]

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receive payment by wire in proper form; however, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS. Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $250, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

      o By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds.

      o By wire, as described above under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-866-383-7636 before wiring funds.

      o     Through your brokerage firm or other financial institution.

      o By electronic funds transfer from a financial institution through the Automated Clearing House, as described below.

AUTOMATIC INVESTMENT PLAN AND DIRECT DEPOSIT PLANS. You may make automatic monthly or quarterly investments in a Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and investments are made on or about the 15th or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds. Please call 1-866-383-7636 for more information about the automatic investment plan and direct deposit plans.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds' inability to verify your identity.

ADDITIONAL INFORMATION. Each Fund reserves the right to reject any purchase request and suspend the offering at any time. Each Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

EXCHANGING SHARES

Shares of either Fund may be exchanged for shares of the other Fund at NAV. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-866-383-7636. Please provide the following information:

      o     Your name and telephone number
      o     The exact name of your account and your account number
      o     Taxpayer identification number (usually your Social Security number)
      o     Dollar value or number of shares to be exchanged
      o     The name of the Fund from which the exchange is to be made
      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

REDEEMING SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

BY MAIL. You may redeem shares by mailing a written request to Stadion Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

SIGNATURES. If the shares to be redeemed have a value of more than $25,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Funds, or if you are adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. A Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Funds and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

TELEPHONE AND BANK WIRE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-866-383-7636.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (ACH) transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Funds' custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT. The Funds normally make payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of one or more of the Funds valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, the specified Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-383-7636 for additional information.

REDEMPTIONS IN KIND. The Funds reserve the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when, in the opinion of the Board, a large redemption request may cause harm to a Fund and its shareholders. In such a case, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing a Fund's NAV per share. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT BALANCE. Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account and pay the proceeds to the shareholder, if the shareholder's account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions (see "Investments in the Fund - Minimum Investment" above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds' portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds' portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds' policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund's shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

Under the Funds' policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern is detected, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Funds may modify any terms or conditions applicable to the purchase of Fund share or modify their policies as they deem necessary to deter Frequent Trading.

THE FUNDS DO NOT ACCOMMODATE FREQUENT PURCHASES OR REDEMPTIONS OF FUND SHARES.

The Funds use all reasonable means available to ensure the foregoing restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If a Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds' shares, they cannot guarantee that such trading will not occur.

DISTRIBUTIONS
================================================================================

Each of the Funds expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

FEDERAL TAXES
================================================================================

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are paid by a Fund in cash or are reinvested in additional Fund shares.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is incorporated by reference into the SAI and is contained in the annual report to shareholders, which may be obtained at no charge by calling the Funds at 1-866-383-7636.

STADION MANAGED PORTFOLIO

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------
                                                                  YEAR          PERIOD
                                                                 ENDED           ENDED
                                                                MAY 31,         MAY 31,
                                                                  2008          2007(a)
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    10.34     $     9.47
                                                               ----------     ----------

Income (loss) from investment operations:
  Net investment income                                              0.14           0.05
  Net realized and unrealized gains (losses) on securities          (0.17)          1.12
                                                               ----------     ----------
    Total income (loss) from investment operations                  (0.03)          1.17
                                                               ----------     ----------

Less distributions:
  Dividends from net investment income                              (0.19)         (0.05)
  Distributions from net realized gains                             (0.65)         (0.25)
                                                               ----------     ----------
    Total distributions                                             (0.84)         (0.30)
                                                               ----------     ----------

Net asset value, end of period                                 $     9.47     $    10.34
                                                               ==========     ==========

Total return (b)                                                   (0.47%)        12.53%(c)
                                                               ==========     ==========

Ratios/Supplemental data:
  Net assets, end of period (000's)                            $   93,855     $      536
                                                               ==========     ==========

  Ratio of gross expenses to average net assets (d) (e)             1.87%          2.06%(f)

  Ratio of net expenses to average net assets (d)                   1.87%          1.95%(f)

  Ratio of net investment income to average net assets              1.38%          0.71%(f)

  Portfolio turnover rate                                            870%           346%(c)
-------------------------------------------------------------------------------------------

(a) Represents the period from September 15, 2006 (date of initial public offering) through May 31, 2007.
(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.
(c)   Not annualized.
(d) The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of the underlying investment companies in which the Fund invested.
(e) Reflects total expenses prior to fee waivers by the Advisor and the administrator.
(f)   Annualized.

STADION CORE ADVANTAGE PORTFOLIO

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------
                                                                     YEAR         PERIOD
                                                                    ENDED          ENDED
                                                                   MAY 31,        MAY 31,
                                                                     2008         2007(a)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    11.99     $    10.38
                                                                  ----------     ----------

Income (loss) from investment operations:
  Net investment income (loss)                                          0.03          (0.01)
  Net realized and unrealized gains (losses) on securities             (0.48)          1.62
                                                                  ----------     ----------
    Total income (loss) from investment operations                     (0.45)          1.61
                                                                  ----------     ----------

Less distributions:
  Dividends from net investment income                                 (0.04)          --
  Distributions from net realized gains                                (0.39)          --
                                                                  ----------     ----------
    Total distributions                                                (0.43)          --
                                                                  ----------     ----------

Net asset value, end of period                                    $    11.11     $    11.99
                                                                  ==========     ==========

Total return (b)                                                      (3.89%)        15.51%(c)
                                                                  ==========     ==========

Ratios/Supplemental data:
  Net assets, end of period (000's)                               $   36,762     $       41
                                                                  ==========     ==========

  Ratio of gross expenses to average net assets (d) (e)                2.17%          2.39%(f)

  Ratio of net expenses to average net assets (d)                      2.17%          2.37%(f)

  Ratio of net investment income (loss) to average net assets          0.25%         (0.31%)(f)

  Portfolio turnover rate                                               541%           291%(c)
-----------------------------------------------------------------------------------------------

(a) Represents the period from September 15, 2006 (date of initial public offering) through May 31, 2007.
(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.
(c)   Not annualized.
(d) The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of the underlying investment companies in which the Fund invested.
(e) Reflects total expenses prior to fee waivers by the Advisor and the administrator.
(f)   Annualized.

--------------------------------------------------------------------------------
                             CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:
o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, sub-advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your non-public personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Stadion Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-383-7636   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.
--------------------------------------------------------------------------------
                    [This page is not part of the Prospectus]

                             ADDITIONAL INFORMATION

================================================================================

The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free:

                                 1-866-383-7636

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.stadionfunds.com or upon written request to Stadion Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 225, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

Stadion Investment Trust: Investment Company Act file number 811-21317